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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 25, 2001



                                KMART CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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   MICHIGAN                         1-327                     38-0729500
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(STATE OR OTHER                  (COMMISSION                 (IRS EMPLOYER
JURISDICTION OF                  FILE NUMBER)              IDENTIFICATION NO.)
INCORPORATION)
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     3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                   48084
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   248-643-1000

                                 NOT APPLICABLE
          -----------------------------------------------------------
          FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


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ITEM 5.  OTHER EVENTS.

     The Company is filing certain exhibits under Item 7 hereof which relate to the Company's offering of $400,000,000 principal amount of its 9.375% Notes due 2006, which have been registered under the Securities Act of 1933 on Form S-3 (Registration No. 333-74665).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.

               1.0 Underwriting Agreement, dated January 25, 2001, between the Company and the Underwriters named therein.

               4.3 Supplemental Indenture, dated January 30, 2001, between the Company and The Bank of New York, as Trustee.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Kmart Corporation
                                              (Registrant)


Date:  March 1, 2001                        By: /s/ Martin E. Welch III
                                                -----------------------
                                                Martin E. Welch III
                                                Executive Vice President
                                                and Chief Financial Officer


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                                  EXHIBIT INDEX

 Exhibit No.    Description
 -----------    -----------

     1.0 Underwriting Agreement, dated January 25, 2001, between the Company and the Underwriters named therein.

     4.3 Supplemental Indenture, dated January 30, 2001, between the Company and The Bank of New York, as Trustee.